NOTE 10 - Loans: Schedule of Returning Investor Notes (Tables)	12 Months Ended
Dec. 31, 2025
Tables/Schedules
Schedule of Returning Investor Notes

The initial adjustments to the fair value of the liability component were accounted for as discount debt to the notes and as an equity reserve. The discount debt is amortized to profit and loss on straight line basis over the contractual life of the notes to reflect its fair value at each reporting period.

	5%	10%	12%	Total
Balance as of December 31, 2024	-	-	-	-
Proceeds from drawing loans	500	2,038	1,387	3,925
Accrued interest recognized as incremental principal	2	2	18	22
Repayment of principal and interest	-	(144)	-	(144)
Recognition of debt discount	(37)	(331)	(181)	(549)
Amortization of debt discount	37	144	124	305
Accrued interest recognized in Profit or loss	11	144	103	258
Debt redemption upon exercising of Early conversion warrants (*)	(513)	(185)	(699)	(1,397)
Balance as of December 31, 2025	-	1,668	752	2,420